[Letterhead of Rosenberg Smith & Partners]



Consent of Independent Chartered Accountants







To the Securities and Exchange Commission


We hereby consent to the use of our report which was dated September 12, 2003, in this Registration Statement on Form S-8 of On the Go Healthcare, Inc., for the period ended July 31, 2003, appearing in the Prospectus, which is part of this Registration Statement.

We hereby consent to the use of our report which was dated December 12, 2003, in this Registration Statement on Form S-8 of On the Go Healthcare, Inc., for the period ended October 31, 2003, appearing in the Prospectus, which is part of this Registration Statement.

We hereby consent to the use of our report which was dated March 10, 2004, in this Registration Statement on Form S-8 of On the Go Healthcare, Inc., for the period ended January 31, 2004, appearing in the Prospectus, which is part of this Registration Statement.

We hereby consent to the use of our report which was dated June 11, 2004, in this Registration Statement on Form S-8 of On the Go Healthcare, Inc., for the period ended April 30, 2004, appearing in the Prospectus, which is part of this Registration Statement.





ROSENBERG SMITH & PARTNERS



ROSENBERG SMITH & PARTNERS

/s/ Rosenberg Smith & Partners
-----------------------
Chartered Accountant


June 16, 2004


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